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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  APRIL 29, 1996

                               ACUSON CORPORATION
             (Exact name of registrant as specified in its charter)



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
           DELAWARE                              0-14953                       94-2784998
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(State or other Jurisdiction of            Commission file number   (IRS Employer Identification No.)
        Incorporation)
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                              1220 CHARLESTON ROAD
                  P. O. BOX 7393 MOUNTAIN VIEW, CA 94039-7393
                    (Address of principal executive offices)

     Registrant's telephone number, including area code, is (415) 969-9112
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ITEM 5.  Other Events.

The Company's Form 10-K for the year ended December 31, 1995 contains a description of certain investment risks relating to forward looking statements made by the Company and the Company's business in general. The introduction of the Sequoia/TM/ 512 ultrasound system and Sequoia/TM/ C256 echocardiography system on April 29, 1996 raises certain additional risk considerations. Accordingly, in order to update the investment risks set forth in such Form 10-K and, in general, in connection with the Company's securities law disclosure obligations, the Company states as follows:

INVESTMENT RISKS

Any forward-looking statements by the Company involves risks and uncertainties. The Company's actual results could differ materially from those discussed in such statements and the Company assumes no duty to update any forward-looking statement. Factors that could cause or contribute to such differences include, but are not limited to, those discussed below. In evaluating and understanding Acuson's business and financial prospects and the potential success of any Acuson product, and in evaluating any forward-looking statement contained in this document or otherwise, prospective investors and shareholders should carefully consider the factors set forth below.

     NEW PRODUCTS. Acuson believes that a continued flow of new products is of great importance to its success. The Company has spent an average of 16.7% of its revenue on research and development over the last five years, and has a number of new products under development at any time. However, the Company cannot accurately predict when new products will be developed and available for sale. In addition, the Company may be unable to complete new product development in a timely manner, and some new product development programs may not be completed at all. Further, any new product developed and introduced by the Company may not be successful in the marketplace. In addition, the anticipation or introduction of new products may adversely impact orders for and shipments of existing products, as customers delay submitting new orders or delay delivery dates of existing orders while they await or evaluate new products. Also, when a new product is introduced, customers may potentially cancel orders in the backlog. Finally, to the extent that the Company has inventory and/or fixed assets for products not yet introduced, the Company may be required to write off the value of that inventory and/or fixed assets if the product is in fact not introduced.

The introduction of the Sequoia ultrasound and echocardiography systems raises a number of additional risk considerations. Specifically, the success in the marketplace of the Sequoia systems depends on timely completion of development of the systems and future product enhancements. Also, to date the Sequoia systems have had limited clinical experience. While, in general, experiences have been favorable, actual and perceived levels of product performance in a clinical environment over time will not be fully known for some time. At this point in time, it is uncertain how the market will accept the new products and their pricing. Further, production of the products has only recently started and the Company's ability to manufacture and deliver production quantities over an extended period of time has not been tested. Finally, competitor responses, including the introduction

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of new products, lowering of pricing on existing or new products, intellectual property allegations, and product positioning counter strategies, may impact the success in the market of the new product. The introduction of the Sequoia systems may adversely impact sales of the Company's existing product lines.

     COMPETITION. Diagnostic ultrasound is a well-established field in which there are a number of competitors. The markets for ultrasound products have become increasingly competitive, and price is more often a factor in the purchase decision.

The Company competes with several companies and their affiliates such as Advanced Technology Laboratories, Inc. (ATL), Aloka Co., Ltd., Diasonics, Inc. (a subsidiary of Elbit, Ltd.), General Electric Company, Hewlett-Packard Company, Hitachi Corporation, Philips Ultrasound, Inc., Siemens Medical Systems, Inc., and Toshiba Medical Systems, Inc., most of which have significantly greater financial and other resources. In addition, most of these companies compete in more medical imaging and other market segments and countries than the Company. The products offered to date by these competitors in some cases include features and capabilities not currently offered by the Company and in some cases are substantially less expensive than the Company's products.

Market success in diagnostic ultrasound is heavily dependent on the purchaser's evaluation of the system's diagnostic value, ease of use and safety. Any established or new ultrasound company may introduce a system or upgrades to an existing system that is equal to or superior to the Company's products in quality or performance and no assurance can be given that the Company's products will remain competitive with existing or future products. If a competitor introduces a new product, customers may delay submitting new orders to the Company and may cancel orders in the backlog. Further, recently ATL received premarket approval ("PMA") from the United States Food and Drug Administration (the "FDA") for a particular claim relating to its system for use in breast imaging. While the FDA's approval is not an indication that ATL's product is superior for any application, the granting of the PMA means that only ATL may promote its product for that application. The PMA may adversely impact Acuson's sales of systems for breast imaging.

     ULTRASOUND MARKET CHANGES. Ultrasound is generally among the least expensive of modalities such as conventional X-ray, computed tomography, magnetic resonance imaging and diagnostic ultrasound imaging. In addition, in certain applications, ultrasound offers capabilities that make it the modality of choice regardless of cost. However, these price and/or performance advantages may not continue in comparison to other current or future imaging modalities. In addition, ultrasound systems compete with other imaging modalities for limited hospital funding.

The trends of health care provider consolidation, medical cost containment, and intense competitive pressures are continuing in the market. These factors have put increased pressures on ultrasound system pricing and have required the Company to introduce lower priced configurations of its systems. These factors have contributed to the decline in the Company's gross margins over the last several years. For example, the Company's gross

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margins have declined from 61.3% in 1990 to 53.5% in 1995. Further, the US government is considering Medicare reforms. The Company believes that future revenues and profitability will continue to be impacted by these uncertainties, especially in the domestic markets. Although some portions of the international ultrasound markets are experiencing some economic growth, it is uncertain whether this is temporary or permanent.

     PATENTS AND PROPRIETARY TECHNOLOGY. Acuson attempts to protect technologies that it views as proprietary through a combination of trade secrets and, where appropriate, copyrights, trademarks and patents. The Company owns or has rights to greater than fifteen U.S. and international patents, covering certain aspects of its systems, and it has several patent applications pending. No assurances can be given as to the breadth or degree of protection patents, copyrights, trademarks or trade secrets will afford the Company.

The Company's competitors also rely on patents to protect their technology, and numerous physicians, universities and other individuals or entities in the ultrasound field are patenting many ultrasound inventions. The Company has from time to time received notices from such competitors and other entities or individuals that the Company may need a license to one or more of their patents in order to continue to sell its products. Such a competitor, individual, or entity may have, or may be granted, a patent to which the Company must obtain a license if it wishes to market and sell any one or more of its products. To date, patent disputes involving the Company have ultimately been resolved through licensing arrangements, sometimes involving the payment of royalties by the Company. There can be no assurance that the Company will be able to obtain a license to any patent (if so required) or that such a license will be available on reasonable financial or other terms.

The Company also relies heavily on its unpatented proprietary know-how. No assurance can be given that others will not be able to develop substantially equivalent proprietary information to the Company's, or otherwise obtain access to the Company's know-how.

     REGULATION BY GOVERNMENT AGENCIES. As a manufacturer of medical devices, Acuson is subject to various regulations of the United States Food and Drug Administration (the "FDA") and of the California Department of Health Services, including marketing clearance or approval of the Company's products by the FDA. The process of obtaining such clearances or approvals can be time consuming, lengthy, and expensive and there can be no assurance that the necessary clearance or approval will be granted the Company or that FDA review will not involve delays adversely affecting the Company, and in particular the marketing and sale of the Company's products. In fact, the Company believes that the time it takes to obtain clearance for new products has increased and the FDA has recently been more rigorous in its 510(k) clearance process. The review of a premarket approval ("PMA") application generally takes one to two years from the date the PMA is accepted for filing, but may take significantly longer. It generally takes from four to twelve months from submission to obtain 510(k) premarket clearance, but may take longer.

Manufacturers of medical devices marketed in the United States are required to adhere to applicable regulations setting forth detailed Good Manufacturing Practices ("GMP")

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requirements, which include testing, control and documentation requirements.
Manufacturers also must comply with Medical Device Reporting ("MDR") requirements that a firm report to FDA certain adverse events associated with the Company's devices. The Company is subject to routine inspection by FDA and certain state agencies for compliance with GMP requirements, MDR requirements, and other applicable regulations. The FDA is using its statutory authority more vigorously during inspections of companies and in other enforcement matters. The FDA has proposed changes to the GMP regulations and has promulgated new MDR regulations, both of which will likely increase the cost of compliance with GMP requirements. The Company also is subject to numerous federal, state and local laws relating to such matters as safe working conditions, manufacturing practices, environmental protection, fire hazard control and disposal of hazardous or potentially hazardous substances. Changes in existing requirements or adoption of new requirements could have a material adverse effect on the Company's business, financial condition, and results of operations. Although Acuson believes that it is in compliance with all applicable regulations of the FDA and the State of California, current regulations depend heavily on administrative interpretation, and there can be no assurance that the Company will not incur significant costs to comply with laws and regulations in the future or that laws and regulations will not have a material adverse effect upon the Company's business, financial condition or results of operations. In addition, the potential effects on the Company of heightened enforcement of federal and state regulations cannot be predicted.

Federal and state regulations also govern or influence the reimbursement to health care providers of fees and capital equipment costs in connection with medical examinations of certain patients. For example, Medicare reimbursement for operating costs for ultrasound examinations performed on hospital inpatients generally is set under the Medicare prospective payment system ("PPS") diagnosis-related group ("DRG") regulations. Under PPS, Medicare pays hospitals a fixed amount for services provided to an inpatient based on his or her DRG, rather than reimbursing for the actual costs incurred by the hospital. Patients are assigned to a DRG based on their principal and secondary diagnoses, procedures performed during the hospital stay, age, gender and discharge status.

For capital costs for inpatient services, prior to October 1, 1991, Medicare reimbursed hospitals an amount based on 85 percent of the actual reasonable costs they had incurred. On October 1, 1991, Medicare began to phase in over a ten year period a prospective payment system for capital costs which incorporates an add-on to the DRG-based payment to cover capital costs and which replaces the reasonable cost-based methodology.

For certain hospital outpatient services, including ultrasound examinations, reimbursement currently is based on the lesser of the hospital's costs or charges, or a blended amount, 42 percent of which is based on the hospital's reasonable costs and 58 percent of which is based on the fee schedule amount that Medicare reimburses for such services when furnished in a physician's office. For the fiscal years 1991 through 1998 (beginning October 1, 1990), reimbursement for the cost portion of the blend is reduced by 5.8 percent. Capital acquisition costs for services furnished to hospital outpatients are currently reimbursed on the basis of 90 percent of the reasonable costs actually incurred by the hospital.

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Until January 1, 1992, Medicare generally reimbursed physicians on the basis of their reasonable charges or, for certain physicians, including radiologists, on the basis of a "charge-based" fee schedule. On January 1, 1992, Medicare began to phase in over a five-year period a new system that reimburses all physicians based on the lower of their actual charges or a fee schedule amount based on a "resource-based relative value scale".

Reimbursement for services rendered to Medicaid beneficiaries is determined pursuant to each state's Medicaid plan which is established by state law and regulations, subject to requirements of Federal law and regulations. The Clinton Administration and Congress currently are considering significant revisions to the Medicaid program that would allow states more control over coverage and payment issues. At this time whether such changes will be enacted into law and, if so, what the impact would be on Medicaid payment for diagnostic services is uncertain.

As part of the Omnibus Budget Reconciliation Act of 1993, Congress enacted provisions, effective January 1, 1995, which prohibit physicians from referring Medicare or Medicaid patients to any entity in which the physician or a family member has an ownership or compensation relationship if the referral is for any of a list of "designated health services", which includes ultrasound services. Regulations implementing these statutory provisions have not been published. These prohibitions, and similar prohibitions in some state laws, may result in lower utilization of certain procedures, including ultrasound.

Changes in current policies could impact reimbursement for the purchase and/or operation of the Company's equipment by such providers and thereby adversely affect future sales of the Company's products. In particular, as noted above, the Clinton Administration and the Congress are debating and considering various Medicare and other health care reform proposals that could significantly affect both private and public reimbursement for health care services. Some of these proposals, if enacted into law, could reduce reimbursement for or the incentive to use diagnostic devices and procedures and thus could adversely affect the demand for diagnostic devices, including the Company's products.

In addition to the Federal laws described above, there are state laws and regulations regarding the manufacture and sale of health care products and diagnostic devices, and reimbursement for such products and their use. These laws and regulations also are subject to future changes whose impact cannot be projected.

     EMPLOYEES. Acuson believes that its continued success and future growth will depend on, among other factors, its ability to continue to attract and retain skilled employees. The loss of a significant number of employees could adversely affect its business, most significantly by delaying the development of new products. The job market in the Silicon Valley area is very competitive, especially for skilled electrical and software engineers. There can be no assurance that the Company will be able to retain or hire key employees.

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     MANUFACTURING. Component parts and microprocessors for the Company's products and some specialty transducers are purchased from outside vendors. A number of such items currently have limited or single sources of supply, and disruption or termination of those sources could have a temporary adverse effect on shipments and the financial results of the Company. The Company believes that it could ultimately develop alternate sources for all such items, but that sales could be lost or deferred as a result of doing so.

     SERVICE. Approximately 24.6% of the Company's 1995 revenues were derived from the Company's service activities, including the sales of service contracts and time and material services. Increasing cost containment pressures in the market have adversely impacted the number of customers purchasing service contracts, but this impact has been offset by the Company's increased installed base and an increase in time and material services. The Company believes that the trend away from service contracts will continue and there can be no assurance that the Company will be able to continue to maintain its current levels of service contract revenue. In addition, the introduction of new products by the Company could reduce the sale of service contracts and options to the installed base.

     INTERNATIONAL OPERATIONS AND INTERNATIONAL RECEIVABLES. As the Company's international business has grown, the Company has an increasing percentage of its receivables in other countries. In Italy the amount of receivables exceeds $9,000,000 and in Brazil and China, the amount of receivables exceeds $4,000,000 each. Political instability or other issues may impact the ability of the Company to collect receivables in foreign countries. The Company enters into foreign currency exchange contracts as described in Note 2 to its Consolidated Financial Statements for the year ended December 31, 1995 and does not believe it has significant risk from changes in exchange rates.

     EARTHQUAKE. The Company's research and development and manufacturing activities, its corporate headquarters, and other critical business operations are located near major earthquake faults. In the event of a major earthquake, the ultimate impact on the Company, significant suppliers, and the general infrastructure is unknown, but operating results could be materially affected. The Company is not insured for losses and interruptions caused by earthquakes.

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SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       ACUSON CORPORATION


April 29, 1996                         By /s/ Robert J. Gallagher
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                                          Robert J. Gallagher
                                          President and Chief Operating Officer

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